MOLECULIN

Virtual AML Clinical Day













May 7, 2024







Disclaimer

All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. Our potential to sustain our relationship with MD Anderson revolves around the continued collaboration and capitalizing on intellectual property resulting from sponsored research. The feasibility and promptness of our clinical trials are influenced by regulatory stipulations from entities like the US Food & Drug Administration and their global counterparts. The implications of global events, such as the conflict in Ukraine, the COVID-19 pandemic, and prevalent supply chain challenges, play a role in our forward-looking statements. Additionally, our ongoing need for financing, fueling our clinical trial and product development initiatives, securing regulatory approvals in essential markets, and sourcing cost-effective drug solutions are core to our forward-looking statements. Furthermore, our commitments concerning intellectual property licenses, the potential efficacy of our drug candidates, market reception, potential product liabilities, and the emerging competitive landscape are also fundamental to our forward-looking statements. Our dependencies on third-party manufacturers, strategies for establishing business collaborations, the defense of our intellectual property rights, our plans for fostering company growth, and the imperative to retain key executive personnel also guide our projections. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this presentation may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. More detailed information about Moleculin is set forth in our filings with the Securities and Exchange Commission. Investors and security holders are urged to read these documents free of charge on the SEC's website at http://www.sec.gov. Data related to currently active trials of Moleculin, such as MB-106 & MB-107, are preliminary and subject to change until a final Clinical Study Report is published.

Agenda

Opening and Introductions

Introduction to Annamycin

Walter V. Klemp

Acute Myeloid Leukemia: The Unmet Need

Martin S. Tallman, MD; Michael Andreeff, MD, PhD

Annamycin for the Treatment of AML: Data Review

Paul Waymack, MD

The Annamycin Opportunity in AML

Martin S. Tallman, MD; Michael Andreeff, MD, PhD

Driving Towards Pivotal Study

Walter V. Klemp

Q&A Session

MOLECULIN



Walter V. Klemp
CEO and Chairman



John Paul Waymack, MD
Senior Chief Medical Officer



Jonathan P. Foster
Chief Financial Officer



Martin S. Tallman, MD

Internationally Renowned Clinical Investigator Whose Discoveries Have Fueled the Progress of Leukemia-Targeting Therapies

Prestigious Career Having Formerly Served as:

- Robert H. Lurie Comprehensive Cancer Center of Northwestern University
- Chief of the Leukemia Service and Professor of Medicine at the Weill Cornell Medical College in New York, Memorial Sloan Kettering Cancer Center
- Professor of Medicine at Northwestern University Feinberg School of Medicine
- President of the American Society of Hematology (ASH)
- Chair of the Leukemia Committee of the Eastern Cooperative Oncology Group (ECOG)
- Chair of the National Comprehensive Cancer Network (NCCN) Acute Myeloid Leukemia Panel
- Member of Moleculin Science Advisory Board

Memorial Sloan Kettering Cancer Center

Northwestern Medicine
Feinberg School of Medicine

NCCN National Comprehensive Cancer Network®

ECOG-ACRIN cancer research group



Michael Andreeff, MD, PhD

Professor of Medicine, Department of Leukemia, Division of Cancer Medicine, The University of Texas MD Anderson Cancer Center

- Professor of Medicine, Department of Stem Cell Transplantation, Division of Cancer Medicine, The University of Texas MD Anderson Cancer Center
- Received uninterrupted NCI funding for over 30 years, serves as Principal Investigator of the P01 grant entitled "The Therapy of AML"
- Published 750 peer-reviewed publications, H-Index 153, 88,288 citations
- Developed Sorafenib for FLT3 mutant AML
- Developed BCL-2 inhibitor Venetoclax, which revolutionized AML therapy
- Developed combination of menin- and BCL-2 inhibition: response rates increased from 23% to > 70%
- Member of Moleculin Science Advisory Board

THE UNIVERSITY OF TEXAS MD Anderson Cancer Center

Memorial Sloan Kettering Cancer Center

Corporate Overview



Walter V. Klemp
CEO and Chairman

MOLECULIN

Core Management Belief...

Anthracyclines continue to represent some of the most important treatments for AML and Advanced STS.

Annamycin allows, for the first time ever, a clear majority of patients to benefit from these treatments.

The Annamycin Opportunity in AML

Annamycin in combination with Cytarabine (AnnAraC) has potential to fill unmet need in AML; **60%** CRc (**50%** CR) in 2nd line patients reported in latest Phase 1B/2 study (MB-106)

AnnAraC has the potential to more than double 2nd line AML CRs

All 84 Annamycin subjects (in multiple studies) continue to show no signs of cardiotoxicity during study; Lower toxicity profile than traditional intensive therapy

Annamycin is advancing towards pivotal AML study in 2024 with expectation of securing accelerated approval pathway

Phase 2B/3 Ready

Relatively small (n=100-150), quick (12-18 months) clinical trial

Seeking SPA to reduce regulatory approval risk

Strong Data[1]

Outperforming every asset approved in AML

Other drugs approved with less CR's than our current performance

High Value Asset

Last transaction (2021) was $2 billion for a lesser asset in same space

Strong IP with patent pending through 2040+, in addition to ODD & FTD

1 – The trials referenced are active. Data is preliminary and subject to change.

MB-106 (Annamycin + Ara-C) Proving Potential Efficacy in AML

Line of Therapy	All Lines (1st – 7th)	1st Line	2nd Line	1st & 2nd Line Combined
Subjects Evaluable To Date	20	3	**10**	13
Subjects Evaluable Not Dosed Per Protocol	2	0	**1**	1
Median Age - Years (Range)	69 (19-78)	49 (19-69)	**71 (53 - 78)**	67 (19-78)
Complete Remission (CR) Rate	40%	67%	**50%**	54%
Complete Remission Composite (CRc) Rate	45%	67%	**60%**	62%
Partial Responses (PRs)	2	0	**1**	1
CRc Relapsed To Date	2	0	**2**	2
BMT To Date	2	0	**1**	1
Durability of CR	Developing	Developing	**Developing**	Developing

Notes: 1) Data from MB-106 is for intent to treat subjects; 2) Data from MB-106 is preliminary and subject to change; 3) Durability is developing; and 3) the 20th subject is first line. Initial post treatment BMA indicates absence of blasts but clinical staff are performing an additional BMA to fully assess success.

MOLECULIN

Roadmap to the Paradigm Shift to New Standard of Care in 2nd Line AML

Pre-2016 | 2016 | 2018 | 2020 | 2022 | 2024 | Next

- Aronex and Callisto begin AML/ALL clinical trials but stop development due to acquisition/insolvency; license rights returned to MD Anderson
- AnnaMed, Inc. (formed by W. Klemp) licenses from MD Anderson
- Wetzler M, et.al publish encouraging AML data from truncated Callisto trial
- AnnaMed, Inc. assigns rights to Moleculin Biotech, Inc. as part of Moleculin's IPO
- Annamycin receives Orphan Drug Designation from FDA for AML
- MB-104 P1 initiated in US; multi-center single agent r/r AML (limited by FDA to subtherapeutic dose)
- Annamycin receives Fast Track Designation from FDA for AML
- MB-105 initiated in EU; P1/2 multi-center single agent r/r AML (unlimited dose escalation)
- Annamycin receives Orphan Drug Designation from FDA for STS
- MB-104 concluded
- Annamycin receives Fast Track Designation from FDA for STS
- NIO STS trial initiated in Poland (alternate dosing regimen)
- MB-107 initiated in US; multi-center single agent STS (unlimited dose escalation)
- MB-106 initiated in EU; multi-center P1/2 combination r/r AML
- MB-105 Concluded
- US PTO awards composition of matter patent to Annamycin (coverage through 2040)
- EoP2 meeting with FDA scheduled for 2nd line AML
- EHA presentation of MB-106 data
- MB-108 planned for US/EU; P3 multi-center 2nd line AML

Annamycin: A Next-Generation Anthracycline



Annamycin
Epirubicin
Idarubicin
Doxorubicin

Unique new structure:

- Incorporates key structural elements of 3 different clinically used anthracyclines, plus
- The 3'-deamination and introduction of iodine at C-2

Result:

- Elimination of cardiotoxicity
- Overcomes MDR1 resistance mechanisms
- Increased potency
- Rapid cellular uptake
- **Improved tissue and organ distribution**
- **Active against leukemias resistant to:**
  - **a) clinically use anthracyclines**
  - **b) Ara-C**
  - **c) Venetoclax**

MOLECULIN

Annamycin Attributes

Non-Cardiotoxic

100% lack of cardiotoxicity as validated by independent expert (77 subjects reviewed to date)

Patients treated up to 3,000 mg/m^2 (lifetime max for Dox = 550 mg/m^2)

Enables repeated cycles and consolidation

Avoids cross resistance with existing anthracyclines, Ara-C and Venetoclax in preclinical models

More potent than Dox in most tumor models

Significantly lower incidence (10%) of alopecia vs Dox (60-100%)

No vesicant activity (safter to handle and administer)

NCE with orphan drug and fast track status

Notes: 1) Current Cardiology Review, Anthracycline Cardiotoxicity: Prevalence, Pathogenesis and Treatment, Maria Volkova and Raymond Russel III. Referenced from Cancer. 2003 Jun 1;97(11):2869-79. "Congestive heart failure in patients treated with doxorubicin: a retrospective analysis of three trials". Swain SM, Whaley FS, Ewer MS., PMID: 12767102; 2) Preliminary clinical studies from Moleculin; data subject to change; 3) Refer to Form 10K for FYE 2023 for discussion on latest subject with an increase in troponins and our Expert's opinion.

Annamycin Has Demonstrated Substantially Greater Cardiac Safety Compared to Approved Anthracyclines

Current Anthracyclines



Risk of Cardiac Event
mg/m2
850
600
550
450
100%
8.3%
65%
3.8%
FDA Limit
Risk of Heart Failure

Annamycin

Zero Cardiotoxicity



O
OH
O
CH2OH
OH
O
OH
O
HO
O
CH3
HO
I

- Wider therapeutic window
- Avoids multidrug resistance
- Better tissue/organ targeting

Notes: 1) Current Cardiology Review, Anthracycline Cardiotoxicity: Prevalence, Pathogenesis and Treatment, Maria Volkova and Raymond Russel III. Referenced from Cancer. 2003 Jun 1;97(11):2869-79. "Congestive heart failure in patients treated with doxorubicin: a retrospective analysis of three trials". Swain SM, Whaley FS, Ewer MS., PMID: 12767102; 2) Preliminary clinical studies from Moleculin; data subject to change; 3) Refer to Form 10K for FYE 2023 for discussion on latest subject with an increase in troponins and our Expert's opinion.

FDA Recommended Model Shows Annamycin's Lack of Cardiotoxicity


% of Mice with Heart Lesions
100
90
80
70
60
50
40
30
20
10
0
0
100
25
0
Control
Doxorubicin
Free Annamycin
L-Annamycin
43
60
100
8
7
0
Doxorubicin
L-Annamycin
Dose (%LD10)
50
50
50
20
30
40
20
30
40
6 weekly IV injections
10 weekly IV injections

The gold standard preclinical Bertozolli model for measuring cardiotoxicity shows Annamycin is effectively non-cardiotoxic when compared with doxorubicin.

Free Annamycin (API only) is substantially less cardiotoxic than doxorubicin and L-Annamycin (as formulated) is essentially non-cardiotoxic.

MOLECULIN

Comparison of L-ANN and Dox Efficacy in AML-ETO FLT3-ITD, P53-/- Model

Experimental Design

Female B6 mice were injected IV with 1 x 10^5 AML-ETO FLT3-ITD, P53-/- Model. The treatment started on Day 5 and consisted of six weekly injections of L-ANN or Dox, both administered IV at 4 mg/kg. Survival was a primary output of the study.

Conclusion

L-ANN and Dox showed activity in this AML model and the treatment resulted in statistical extension of the survival. Survival of L-ANN treated animals measured as a % of the control (vehicle-treated mice) was 300%, which was significantly greater than that of Dox (166%).

STUDY MDACC 968



Probability of Survival
100
50
0
0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 160 170
Time
Vehicle
L-ANN, 4 mg/kg
DOX, 4 mg/kg

Group	MS (days)	n	P** Vs vehicle	Survival Ratio (% of control)
Vehicle	18	5	-	-
L-ANN (4 mg/kg)	56	5	0.0035	311%
Dox (4 mg/kg)	30	5	0.0035	166%

*MS – Median survival

** p values calculated in GraphPad Prism using Log-rank (Mantel-Cox) test. P≤0.05 considered statistically significant

MOLECULIN

Survival Benefits of Annamycin and ARA-C Combination in AML-ETO FLT3-ITD, P53-/- Model



Percent survival
100
50
0
0
10
20
30
40
50
60
70
80
Time
Vehicle
L-ANN 4 mg/kg
Ara-C 50 mg/kg
L-ANN + ARA-C

- Mice were implanted IV with 1 x 105 AML-ETO FLT3-ITD, P53-/- cells on day 0.
- Animals were randomized into groups (n = 10 - 12) and treatment was initiated on day 5.
- Mice received 5 daily doses of vehicle or ARA-C at 50 mg/kg (one cycle), up to three cycles, IP.
- Annamycin or vehicle was administered IV at 4 mg/kg once weekly for 5 weeks.
- Arrows indicate ARA-C (blue) or annamycin (red) injections.

Zielinski R, et al. Biodistribution and Efficacy of L-Annamycin in a Novel Imageable AML Mouse Model. Blood. 2019;134(Supplement_1):5150. doi: https://doi.org/10.1182/blood-2019-131977

MOLECULIN

Acute Myeloid Leukemia: The Unmet Need

Martin S. Tallman,MD





Michael Andreeff, MD, PhD

Acute Myeloid Leukemia (AML)

A type of cancer that starts in the blood-forming cells of the bone marrow, leading to the rapid growth of abnormal white blood cells

Symptoms include fatigue, frequent infections, easy bruising, and bleeding



~160,000	~20,000
Cases Worldwide[2]	Newly Diagnosed Annually (U.S.)[2]

5-Year Survival


29%

Significant unmet need for more effective and tolerable therapies in the elderly and relapse/refractory setting

1: Cite for AML quote is : https://www.futuremedicine.com/doi/10.2217/fon-2022-1286#:~:text=However%20%20more%20than%20half%20of,is%20key%20for%20such%20people; 2: Villatoro A, (2020) Leukemia Stem Cell Release From the Stem Cell Niche to Treat Acute Myeloid Leukemia. Front. Cell Dev. Biol. 8:607. doi: 10.3389/fcell.2020.00607; 3: Glabbeke M V, et al. Prognostic Factors for the Outcome of Chemotherapy in Advanced Soft Tissue Sarcoma: An Analysis of 2,185 Patients Treated With Anthracycline-Containing First-Line Regimens—A European Organization for Research and Treatment of Cancer Soft Tissue and Bone Sarcoma Group Study. Journal of Clinical Oncology, Vol 17, No 1 (January), 1999: pp 150-157.

AML Patient Journey



Fit?
Individualized Treatment Plan
7+3 | Ven-Aza | Targeted Therapy
Bone Marrow Transplant / Remission
<40% Positive Outcome
~60% Succumb to Disease
Significant Unmet Need

The Unmet Need in AML, Particularly 2nd Line

2nd line patients that don't respond to 1st line therapies

Side effects limit the ability to use intensive treatments in older patients or those with other health issues

Many patients don't have the necessary genetics for targeted therapies and not all respond even if they have the target

Targeted Therapies Have Limited Benefit to Date


70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Low Bar For Approval
Gilteritinib (Xospata) (FLT3)
Enasidenib[2] (Idhifa) (IDH2)
Ivosidenib[2] (Tibsovo) (IDH1)
Olutasidenib[2] (Rezlidhia) (IDH1)
Gemtuzumab[2] (Mylotarg) (CD33)
CR[4] CRi[4]


IDH1 8%
IDH2 12%
FLT3 28%
Ineligible 53%

Annamycin for the Treatment of AML: Data Review



John Paul Waymack, MD
Senior Chief Medical Officer

Annamycin Outperforms

60% Durable CRc rate in 2nd Line AML patients[1]

50% Full CR rate in 2nd Line AML[1]

0% Cardiotoxicity[2]

60% AML population who could benefit from Annamycin[3]


Annamycin's P1/2
data exceed every
AML drug approval

1. MB-106; 2. MB-104=107; 3. Management's estimate

MOLECULIN

AML Clinical Development Plan: Rapidly Advancing Towards Pivotal Study

Phase 1: MB-104
MONOTHERAPY
100-120 mg/m[2]
✓ *Completed*

Phase 1/2: MB-105
MONOTHERAPY
120-240 mg/m2
✓ *Completed*

Phase 1/2: MB-106
COMBINATION THERAPY
Annamycin + Cytarabine
Ongoing

Pivotal Study
Upcoming

MB-104 Results

Patient population: 7 patients (71% relapsed, 29% refractory)

- Median months from diagnosis: 14
- Prior treatments
  - Chemotherapy: median 3 (range 2 – 5)
  - Other: median 1.5 (0 – 2)

Safety: Annamycin was well-tolerated in the study population

- Most frequent TEAEs: low platelet count, low WBC count (42.9% each), anemia and low neutrophil count (28.6% each)
- TEAEs were mostly Grade 1 and 2, manageable with supportive care
- No cardiotoxicity based on biomarkers, LVEF and ECHO strain evaluation

Efficacy: morphologic leukemia free state was achieved in one subject in the 120 mg/m^2 cohort (14.3%)

Pharmacokinetics: similar AUC Day 1 vs. Day 3

MB-105 Conclusions

- Annamycin was well-tolerated in the study population
- RP2D was determined to be 240 mg/m^2
- 80% ORR at RP2D
- Pharmacokinetics: analysis ongoing
- Based on preliminary clinical results for Annamycin monotherapy, supported by animal data for the combination of Annamycin with cytarabine, a clinical study of the combination is warranted

MB-106 Efficacy Summary

	All – ITT	All – PP	2nd Line – ITT	2nd Line – PP
N	20	18	10	**9**
CR	40%	44%	50%	**56%**
CRc	45%	50%	60%	**67%**
ORR	55%	61%	70%	**78%**

Notes: ITT = Intent to Treat; PP = dosed Per Protocol. 2 patients who were enrolled on an ITT basis were not treated Per Protocol, one of which had an allergic reaction to cytarabine and was not treated with Annamycin and one of which had an allergic reaction to the first introduction of Annamycin and did not receive the full course. With regard to the latter, this is the only subject out of 82 treated (across multiple clinical trials) that has experienced such a reaction, suggesting that the impact on this small cohort may be outsized

Notes: Preliminary data from MB-106

Significant Patient Experiences in MB-106 (Annamycin + Ara-C)

Line of therapy	2nd Line						1st Line		3rd Line
Age	78	64	70	72	64	53	69	49	57
Relapsed or Refractory	Relapsed	Refractory	Relapsed	Relapsed	Relapsed	Refractory	1st Line	1st Line	Relapsed
Prior Therapy (Cycles)	2 Arm Study (7 mos) Ven/Aza (17)	Ven/Aza (3)	Cladribine/ AraC (2) AraC (11)	Cladribine/LD AraC (7)	Ven/Aza (2)	7+3+Cladribine (1) / Aza (4)	None	None	1) 7+3 2) Mitoxantrone/ Cladribine/ AraC (2)/G-CSF
Best Response in MB-106	CR	CR	CR	CR	CRi	CR	CR	CR	CR
Durability - Developing	~14 mos (developing)	BMT ~10 mos (developing)	~5 mos (relapsed)[1]	~5 mos (developing)	~3 mos (death-pneumonia)[1]	~3 mos (developing)	~5 mos (developing)	~2 mos (developing)	BMT ~3 mos (developing)
Date 1st Treated/ Annamycin Cycles[2]	3	1	2	2	1	2	1	1	1

1 – These patients did not receive standard of care for antimicrobial prophylactic therapy in leukemia patients; site deficiencies were corrected as soon as identified. 2 – Cycle = 5 days of Ara-C + 3 of Annamycin; Data are preliminary and subject to change; Duration measured from date of treatment. 3 - Durability – measured from date of treatment start to death or relapse

MOLECULIN

Durability of Response (DoR)


Days*
0
100
200
300
400
1 CR
1 CR
1 CR
0 CR
1 CR
1 CRi
2 CR
1 CRi
0 CR
1
2
3
4
5
6
7
8
9
1
2
Median DoR
4.9 Months
Median Durability to Date = 4.9 Months
= Durability of Response
= Continuing
= Prior Lines of Therapy

*Durability of Response is measured from date of initiation of treatment to date of relapse or death
1. Subject relapsed, likely due cessation of treatment due to infection, Continues with F/U; 2. Subject died from pneumonia following infection

MOLECULIN

The Annamycin Opportunity

Martin S. Tallman,MD





Michael Andreeff, MD, PhD

Growing Body of Data

Phase 1: MB-104 MONOTHERAPY 100-120 mg/m²	Phase 1/2: MB-105 MONOTHERAPY 120-240 mg/m2	Phase 1/2: MB-106 COMBINATION THERAPY Annamycin + Cytarabine
• N = 7 • 17% CRi (at suboptimal dosing) • Dosing limited by FDA Lifetime Anthracycline Dose (LTMAD) • Trial location – US	• N = 20 • Median lines of prior therapy = 4 • Median age of 240 mg/m² (RPD2) cohort = 65 years • 80% ORR in 240mg/m² Cohort (N=5) • Trial location - Poland	• Recruitment = 20; up to 27 • N = 20 all lines (0-6), 10 2nd line • All subjects (N=20) 45% CRc (ITT) • 2nd Line N=10, 60% CRc • Prior therapies range 0-10 • Median age all subjects = 69 • Trial location – Poland & Italy
	Key Findings	
• Well-tolerated in the study population • Limited to low doses • Morphologic leukemia free state was achieved in one subject in the 120 mg/m² cohort	• Positive correlation between response rate and dose	• "3+5" therapy • Durability: up to 12 months and increasing • Early evidence of efficacy in patients with previous therapy failures
	Regulatory Significance	
• Demonstrated safe dosing within FDA-mandated limitations for anthracycline exposure	• Demonstrated safe dosing beyond FDA (and EMA) limitations for cumulative anthracycline exposure and early efficacy as single agent	• Addition of Cytarabine supported by compelling preclinical data showing improvement over Annamycin monotherapy

Source: Clinical study reports for MB-104 & MB-105. In MB-105 CRi = BMA <5%. MB-106 data is preliminary and subject to change.
"ITT" = Intent to treat.

Annamycin vs. Current Therapies



60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
5.8%
2.3%
1.7%
2.4%
1.3%
50.0%
Gilteritinib (Xsopata) (FLT3)
Enasidenib (Idhifa) (IDH2)
Ivosidenib (Tibsovo) (IDH1)
Olutasidenib (Rezlidhia) (IDH1)
Gemtuzumab (Mylotarg) (CD33)
AnnAraC (Anna+AraC) (2nd Line)
CR
Prevalence Weighted Benefit (CR rate x Eligibility)

MOLECULIN

Annamycin vs Current and Upcoming Therapies

	Approved			Phase 2 Complete			
	1st Line		2nd Line				
	Jazz	AbbVie	Servier	Kura[1]	Syndax[1]	JNJ[1]	Moleculin
	Vyxeos	Ven-Aza	Idhifa/Tibsovo	Ziftomenib	Revumenib	617	Annamycin
N	153	286	199/174	20	57	17	10
CR	**38%**	**37%**	**19%/25%**	**35%**	**18%**	**24%**	**50%**
CRC	48%	64%	23%/33%	40%	25%	47%	60%

1. All three are pursuing essentially the same patient population; best overall performance from either NPM1 mutation or KMT2A rearrangement cohorts

How Annamycin Potentially Fits into AML Treatment Paradigm



Fit?
Individualized Treatment Plan
7+3 | Ven-Aza | Targeted Therapy
Bone Marrow Transplant / Remission
<40% Positive Outcome
~60% Potential Candidate
Annamycin Opportunity

Driving Towards Pivotal Study and Potential Approval



Walter V. Klemp
CEO and Chairman

Path to Potential Approval in 2nd Line AML

Rapidly Advancing Towards Potential Approval While Creating Optionality for Potential Commercialization

Unmet Need, Data Generated to Date and Peer Valuation Suggest Potential for Significant Value Creation

- H1 2024 — Conclude MB-106
- H1 2024 — EOP2 Meeting with FDA
- H1 2025 — Initiate Pivotal Trial
- H2 2026 — Conclude Pivotal Trial
- 2027 — Potential NDA Submission

Opens Potential For Industry Exit Window

Driving Towards Pivotal Trial: MB-108



Engaging with AML Experts

On Track for End of Phase 2 (EOP2) Meeting with FDA

- Seeking SPA to reduce regulatory approval risk

Proposed Pivotal Trial Design[1]

- Multicenter study across United States and Europe
- 2nd Line AML Patients
- N = 100-150
- Primary Endpoint: CRc Durability

Details subject to change

MOLECULIN

Q&A

The Annamycin Opportunity in AML

Phase 2B/3 Ready

Relatively small (n=100-150), quick (12-18 months) clinical trial

Seeking SPA to reduce regulatory approval risk

Strong Data[1]

Outperforming every asset approved in AML

Other drugs approved with less CR's than our current performance

High Value Asset

Last transaction (2021) was $2 billion for a lesser asset in same space

Strong IP with patent pending through 2040+, in addition to ODD & FTD

1 – The trials referenced are active. Data is preliminary and subject to change.